SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 1997


                          PLASTIGONE TECHNOLOGIES, INC.
------------------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


            Florida                           0-18193                      59-2712878
            -------                           -------                      ----------
(State or Other Jurisdiction              (Commission                     (IRS Employer
       of Incorporation)                      File No.)                    Identification No.)




2814 South Street, Fort Myers, Florida                                           33916
--------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                       (Zip Code)


Registrant's telephone number, including area code  (813) 334-2699
                                                    ---------------


                                 Not Applicable
---------------------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 9. Sales of Equity Securities Pursuant to Regulation S.

     On February 28, 1997, Plastigone Technologies, Inc., a Florida corporation (the "Company"), consummated the sale of 72.5 units of the Company ("Units") at a purchase price of $10,000 per Unit to twelve foreign investors (the "Offering"). Each Unit consists of (i) a $12,500 principal amount Convertible Secured Loan Note Due 1999 of the Company (the "Note"), and (ii) warrants (the "Warrants") to purchase 50,000 shares of common stock, $0.01 par value per share. Such sale of Units was effected pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S promulgated thereunder.

     The Notes issued in the Offering are convertible into shares of common stock of the Company, $0.01 per share (the "Common Stock"), commencing on August 21, 1997 until January 31, 1999. The holders of the Notes may convert all or a portion of the then outstanding principal amount of the Notes into shares of Common Stock of the Company at a conversion price of $0.125 per share; provided, however, that unless the Company otherwise consents, no holder of Notes may convert the outstanding principal amount of the Notes in portions of less than 25% of the original face value thereof.

     As security for the full and timely payment, observance and performance when due of the Company's obligations under the Notes issued in the Offering, the Company granted to Oakes, Fitzwilliams & Co. Limited (the "Placement Agent"), the duly appointed representative of the investors in the Offering, a continuing security interest in all of the Company's machinery, equipment, furniture and fixtures as more particularly set forth in the Security Agreement dated February 21, 1997 by and between the Company and the Placement Agent. Such security interest in the collateral created under the Notes shall remain in full force and effect and continue to secure the indebtedness outstanding under the Notes issued in the Offering until payment in full of the Company's obligations thereunder or termination of such obligations upon conversion of the Notes.

     Each Warrant issued in the Offering entitles the registered holder thereof to purchase 50,000 shares of Common Stock. The Warrants are exercisable commencing on August 21, 1997 and continuing until 5:00 p.m., Miami Time, on February 21, 2002. The exercise price of each Warrant shall be equal to (i) the average of the Daily Price (as defined therein) of the Company's Common Stock for the five trading days immediately preceding the date of exercise; (ii) less 40% of such average; provided, however, that in no event shall such exercise price be less than $0.10 per share. The Warrants do not confer upon the holder any voting or other rights of the stockholder of the Company.

     The Company offered and sold the Units, through the Placement Agent, in an offshore transaction only to non-U.S. persons as required by Regulation S. In addition, the Placement Agent, through its U.S. subsidiary, Oakes, Fitzwilliams & Co., L.P., has agreed to place 27.5 Units of the Company in the U.S. with U.S. investors who are "accredited investors" as defined in Regulation D of the Securities Act of 1933, as amended. The U.S. private placement is expected to be completed on or about March 15, 1997. For its services as placement agent, and pursuant to a Placement

Agency Agreement dated January 17, 1997 between the Company and the Placement Agent, the Company agreed to (i) pay to the Placement Agent a fee in an amount equal to 10% of the gross proceeds of the sale of the Units, and (ii) issue to the Placement Agent, under Regulation S, warrants to purchase a number of Units equal to 10% of the aggregate number of Units sold in the Offering. Such warrants shall be exercisable for three years from the date of the closing at an initial exercise price per warrant of 120% of the purchase price per Unit issued in the Offering and shall contain the same anti-dilution provisions as are contained in the Warrants issued in the Offering. The Placement Agent will receive Units at the per Unit price in lieu of being paid its fee under clause
(i) above. The Placement Agent will also be entitled to receive a fee equal to 3% of the exercise price of each Warrant as the same from time to time is exercised.

     The Company received all of the $725,000 proceeds of the Offering. The Company's expenses in this offering are estimated at approximately $25,000.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

     (c)  Exhibits:

Exhibit Number        Description
--------------        -----------

*4.1                  Form of Convertible Secured Loan Note Due 1999.

*4.2                  Form of Warrant.

*99.1 Placement Agency Agreement dated January 17, 1997 by and between the Company and Oakes, Fitzwilliams & Co. Limited.

*99.2                 Form of Offshore Securities Purchase Agreement.

*99.3 Form of Security Agreement dated February 21, 1997 by and between the Company and Oakes, Fitzwilliams & Co. Limited, as representative of the investors in the Offering.

_________________________
* Filed herewith

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 14, 1997                   PLASTIGONE TECHNOLOGIES, INC.


                                        By:   /s/ William E. Clegg III
                                        -------------------------
                                        Name: William E. Clegg III
                                        Title: Vice President, Treasurer and
                                        Chief Financial Officer

                                                     Commission File No. 0-18193





                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       to

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          PLASTIGONE TECHNOLOGIES, INC.

Exhibit
Number                        Document                          Page Number
------                        --------                          -----------


4.1                           Form of Convertible Secured Loan Note Due 1999.

4.2                           Form of Warrant.

99.1 Placement Agency Agreement dated January 17, 1997 by and between the Company and Oakes, Fitzwilliams & Co. Limited.

99.2                          Form of Offshore Securities Purchase Agreement.

99.3 Form of Security Agreement dated February 21, 1997 by and between the Company and Oakes, Fitzwilliams & Co. Limited, as representative of the investors in the Offering.

               Exhibit 4.1 Form of Convertible Secured Loan Note.
                                                                       Exhibit A
                                                                       ---------

                          PLASTIGONE TECHNOLOGIES INC.

                  CONVERTIBLE SECURED PROMISSORY NOTE DUE 1999

THE SECURITIES REPRESENTED HEREBY AND ANY INTERESTS THEREIN HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE RE-OFFERED, RE-SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE OR OTHER SECURITIES LAWS OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. TERMS USED IN THE PRECEDING SENTENCE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Date of Issuance: February ____, 1997.

Number of Units Purchased:_____ Units at $10,000 per Unit for a total purchase price of $_________________.

Principal Amount of Note: $________________.

     FOR VALUE RECEIVED, Plastigone Technologies Inc., a United States corporation organized under the laws of the State of Florida (together with its successors and assigns, the "Company") hereby promises to pay to the order of ___________________________________(together with its successors and assigns, the "Payee") on January 31, 1999 (the Maturity Date"), or such earlier time as set forth below, the principal sum of $_______________.

     1. Series of Notes. This Note is one of a series of Notes (collectively, the "Notes") issued by the Company pursuant to certain Purchase Agreements by and between the Company and certain purchasers (including the Payee) relating to the purchase by such purchasers of an aggregate of 100 Units of the Company (the "Offering").

     2. Interest. This Note shall bear no interest.

     3. Method of Payment. The Company will pay the principal on the Notes to the Payee at the close of business, Miami time, on the Maturity Date in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall make such payment by its check payable in such money mailed to Payee's registered address listed below or to such other address as to which the Company is notified in writing by the Payee. If a payment date is a legal holiday in the State of Florida, the Company may make such payment on the next succeeding day that is a business day and shall include interest accrued for such additional period in the payment.

     4. Conversion. During the period commencing on August _____, 1997 and continuing until the Maturity Date, Payee may convert all or a portion of the then outstanding principal amount of this Note into shares of Common Stock of the Company (the "Common Stock") at a conversion price of $0.125 per Share (the "Conversion Price"); provided, however, that unless the Company otherwise consents, the Payee may not convert the outstanding principal amount of this
Note in portions of less than 25% of the original face value of this Note. The number of Shares issuable upon conversion of this Note shall be equal to the total of the principal due hereunder divided by the Conversion Price; provided, however, that the Company shall not be required to issue fractional shares or scrip representing fractional shares, but shall pay to the Payee an amount in cash equal to the value of such fraction multiplied by the current market value of such fractional share, determined as follows (the "Market Price"):

          (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of conversion of this Note, or, if no such sale is made on such day, the average of the closing bid and asked prices for that day on such exchange; or

          (b) If the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the current market value shall be the average of the last reported high bid and low asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc. or a similar organization then furnishing such information) on the last business day prior to the date of the conversion of this Note; or

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than both the book value and the fair value of a share of Common Stock, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Payee.

     5. Procedure for Conversion. To convert this Note, Payee must (i) complete and sign the conversion notice included in this Note; (ii) surrender the Note to the Company; (iii) furnish appropriate endorsements and transfer documents if required by the Company; and (iv) pay any transfer or similar tax if required. No adjustment is to be made on conversion for dividends on shares of Common Stock issued on conversion.

     6. Anti-Dilution Provisions.

          (a) Computation of Adjusted Conversion Price. Subject to the exceptions referred to in Section 6(f) below, in the event that the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuance or sale of Common Stock referred to in Section 6(f) below), including shares of Common Stock held in the Company's treasury, for a consideration per share less than the Conversion Price in effect immediately prior to the issuance or sale of such shares or less than the Market Price, or without consideration, then forthwith upon such issuance or sale, the Conversion Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (A) the product of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (y) the lower of
     (1) the Conversion Price in effect immediately prior to the issuance or sale or (2) the Market Price per share of Common Stock on the date immediately prior to the issuance or sale of such shares, plus, (B) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Conversion Price be adjusted pursuant to this computation in an amount in excess of the Conversion Price in effect immediately prior to such computation, except in the case of readjustments provided for in Section 6(b) below or a combination of outstanding shares of Common Stock provided in Section 6(c) below.

          For the purposes of any computation to be made in accordance with this
     Section 6(a), the following provisions shall be applicable.

               (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price or, if such shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

               (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, or on the exercise of options, rights or warrants or on the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business (Miami time) on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (iv) The reclassification of securities of the Company (other than shares of Common Stock into securities including shares of Common Stock) shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business (Miami time) on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) above.

               (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants, and upon the conversion or exchange of convertible or exchangeable securities.

          (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Payees of Notes pursuant to Section 6(h), in the event that the Company shall at any time after the date hereof and prior to the Maturity Date or conversion hereof, issue any options, rights or warrants to subscribe for shares of Common Stock (other than the issuance or exercise of options, rights or warrants referred to in Section 6(f) below), (i) for a consideration per share less than (A) the Conversion Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or (B) the Market Price, or
     (ii) without consideration, the Conversion Price in effect immediately prior to the issuance of such options, rights or warrants or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 6(a) above; provided, however, that:

               (i) The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants are issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options, rights or warrants at the time or issuance, plus consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock), if any, received by the Company for such options, rights or warrants, and if no minimum price is provided in such options, rights or warrants, then the consideration shall be equal to zero; provided, however, that upon the expiration or termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (i) (and for the purposes of Section 6(a)(v) above) shall be reduced by such number of shares of Common Stock as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

               (ii) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (ii) (and for the purpose of Section 6(a)(v) above) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               (iii) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection 6(b)(i) above, or in the price per share at which the securities referred to in subsection 6(b)(ii) above are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

               (iv) When an adjustment has been made in the Conversion Price pursuant to this Section 6(b) in respect of the issuance of any options, rights or warrants to subscribe for shares of Common Stock or the issuance of any securities convertible into or exchangeable for shares of Common Stock, no additional adjustment in the Conversion Price shall be made pursuant to Section 6(a) above upon the issuance of shares of Common Stock upon the exercise of such options, rights or warrants or upon the conversion or exchange of such securities.

          (c) Subdivision and Combination. In the event that the Company shall at any time prior to the Maturity Date or conversion hereof subdivide or combine the outstanding shares of Common Stock, the Conversion Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          (d) Adjustment in Number of Shares. Upon each adjustment of the Conversion Price pursuant to the provisions of this Section 6, the number of shares of Common Stock issuable upon the conversion of this Note shall be adjusted to the nearest full share by multiplying a number equal to the Conversion Price in effect immediately prior to such adjustment by the number of shares issuable upon conversion of this Note immediately prior to such adjustment and dividing the product so obtained by the adjusted Conversion Price.

          (e) Reclassification, Consolidation, Merger, Etc. In the event of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the event of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Payee shall thereafter have the right to convert into and to purchase the kind and respective number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Payee were the owner of the shares of Common Stock underlying this Note immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon conversion of this Note and (y) the Conversion Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if the Payee had converted this Note.

          (f) No Adjustment of Conversion Price in Certain Cases. No adjustment of the Conversion Price shall be made:

               (i) upon the  issuance or sale of shares of Common Stock upon the
          conversion   of  this  Note  and  the  exercise  of  Warrants   issued
          concurrently herewith; or

               (ii) upon the issuance or sale of shares of Common Stock issuable upon the conversion of the other Notes and exercise of Warrants to be issued concurrently therewith;

               (iii) upon (A) the issuance of options pursuant to any employee, executive or director benefit, incentive, stock option or profit sharing plans of the Company which plans are in effect on the initial issuance date of this Note or, (B) the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options; or

               (iv) upon the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the initial issuance date of this Note; or

               (v) if the amount of said adjustment shall be less than 1/2 of one cent ($0.005) per share of Common Stock; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1/2 of one cent ($0.005) per share.

          (g) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the Maturity Date or earlier conversion of this Note declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Payee shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the conversion thereof, to receive, upon the conversion of such Note, the same monies, property, assets, rights, evidences or indebtedness, securities or any other thing of value that it would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6(g).

          (h) Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or any affiliate of the Company shall at any time after the date hereof and prior to the Maturity Date or earlier conversion of this Note issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Payee shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the conversion of this Note, to receive such rights on a pro rata basis at the time such rights are distributed to the other stockholders of the Company.

          (i) Statement on Notes. Irrespective of any adjustments in the Conversion Price or the number or kind of shares issuable upon the conversion of this Note, this Note may continue to express the same price and number and kind of shares as are stated herein.

          (j) Number of Shares Adjusted. Upon any adjustment of the Conversion Price, the Payee shall thereafter (until another such adjustment) be entitled to purchase, at the new Conversion Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such adjustment by the Conversion Price in effect on the date hereof and dividing the product so obtained by the new Conversion Price.

          (k) Common Stock Defined. Whenever reference is made in this Section 6 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, shares issuable upon conversion hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     7. Officer's Certificate. Whenever the Conversion Price shall be adjusted as required by the provisions of Section 6 hereof, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Conversion Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Payee, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Payee. Such certificate shall be conclusive as to the correctness of such adjustment.

     8. Compulsory Conversion. Commencing on September 1, 1997, the Company may, at its option and upon 10-days' written notice to the Payee, cause the outstanding principal due on this Note to be converted into Shares (determined as provided in Section 4 hereof) in the event that the fair market value of the Company's Common Stock, computed in accordance with the provisions of Section 4 hereof, is at any time hereafter at least $0.25 for a period of 90 trading days in any 100 consecutive trading day period.

     9. Security. As security for the full and timely payment, observance and performance when due of the Company's obligations under this Note and under all the other Notes issued pursuant to the offering of Units under the Memorandum, the Company hereby grants to Oakes, Fitzwilliams & Co. Limited (the "Representative"), the duly appointed representative of the Payee and of all other purchasers (and their respective successors and assigns) of Notes issued pursuant to the Memorandum, a continuing security interest in all of the Company's machinery, equipment, furniture and fixtures as set forth in the Company's 1996 appraisal, a copy which is annexed hereto (the "Collateral"). The security interest in the Collateral created under this Note and all the other Notes issued pursuant to the Memorandum shall be binding upon the Company and its successors and assigns and shall remain in full force and effect and continue to secure the indebtedness outstanding under this Note and all the other Notes until payment in full of the Company's obligations thereunder or termination of such obligations upon conversion of the Notes as provided in Sections 4 and 6 hereof. When the security interest provided above terminates, the Representative shall release its security interest in the Collateral and shall execute all such documents as may be reasonably requested by the Company to evidence or effect such release.

     10. Restriction on Transfer of Note. This Note may not be sold, transferred, assigned or hypothecated, other than by will or pursuant to the laws of descent and distribution, without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Payee hereby covenants and agrees that this Note and the shares of Common Stock issued upon conversion hereof are being acquired or will be acquired as an investment and not with a view to the distribution thereof, and that this Note and such shares of Common Stock may not be converted, sold, transferred, assigned, hypothecated or otherwise transferred or delivered, directly or indirectly, in the United States or to, or for the account or benefit of, U.S. Persons except in certain transactions exempt from the registration requirements of the Securities Act and such State or other securities laws or delivery to the Company of an opinion of counsel satisfactory to the Company that registration is not required. Terms used in the preceding sentence have the meanings given to them by Regulation S under the Securities Act.

     11. Covenants of Company. The Company hereby covenants and agrees that, so long as this Note remains outstanding and unpaid, in whole or in part, it:

          (a) shall not incur any indebtedness during the term of this Note other than (i) the other Notes issued pursuant to the Offering; (ii) any renewals or refinancings of the Company's currently outstanding indebtedness incurred pursuant to a Note dated April 14, 1992 from the Company to Edward G. Kelly, Mary E. Kelly, Thomas B. Kelly and Betty L. Kelly and any deferrals or extensions thereof; (iii) all future indebtedness of the Company incurred for working capital purposes whether secured or unsecured but which, if secured, is secured solely by the Company's accounts receivable and/or inventory; (iv) all future indebtedness of the Company incurred through purchase money acquisition of equipment or machinery; and (v) any deferrals, extensions, renewals or refinancings of any indebtedness permitted under clauses (iii) and (iv) hereof.

          (b) shall use its best efforts to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 50,000,000 Shares; and

          (c) shall use its best efforts to prepare and file, as promptly as practicable after the date hereof, all outstanding reports required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     12. Representations of the Company. The Company hereby represents and warrants that, as of the date hereof, it does not have any liabilities or obligations (whether fixed, accrued, absolute, contingent, secured, unsecured or otherwise and whether due or to become due) in excess of $25,000 individually or $100,000 in the aggregate other than those set forth in the estimated Balance Sheet of the Company as of September 30, 1996 previously provided to the Payee or incurred since such date in the ordinary course of business.

     13. Default. Upon the occurrence of an Event of Default, as defined below, then, during the continuance of such Event of Default the Representative, after receiving the concurrence of the holders of at least two-thirds of the outstanding principal amount of the Notes, may declare the outstanding principal of and interest on this Note to be due and payable and upon such declaration, the principal shall be due and payable immediately together with any interest thereon. Each of the following shall constitute an "Event of Default" hereunder:

          (a) The court ordered appointment of a receiver, liquidator or trustee of the Company or of any of its property; or the court ordered sequestration of any property of Payor; or the filing of a petition against the Company under any bankruptcy, reorganization or insolvency law, which petition is not dismissed or otherwise terminated within 60 days of filing; or the Company's consent to the appointment of a receiver, trustee or liquidator for all or any part of its property.

          (b) The filing by the Company of a petition in bankruptcy or its request for reorganization under any provision of any bankruptcy, reorganization or insolvency law or the Company's consent to the filing of any petition against it under any such law.

          (c) The Company's failure to make any principal payment within 10 business days of the due date thereof.

          (d) The liquidation or dissolution of the Company, the adoption of a plan of liquidation by the Company or the cessation of the Company's business.

          (e) The assignment by the Company of all or a substantial portion of its property for the benefit of its creditors, or the Company's admission, in writing, of its inability to pay its debts generally when they become due.

          (f) The levy, seizure, garnishment or attachment of any material property of the Company for the benefit of any of its creditors or the foreclosure of any such property by any party having a security interest therein.

          (g) The Company's default in the due observance or performance of any material covenant, condition or agreement required to be observed or performed by the Company pursuant to the terms of (i) this Note and the other Notes issued pursuant to the Offering; or (ii) any loan agreement or other document evidencing indebtedness of the Company to a bank or other financial institution, and the continuance of any such default beyond any grace period provided for in any such Note, agreement or other document and after the receipt by the Company of any notice provided for in any such Note, agreement or other document.

          (h) The termination without cause by the Company of the employment of Ron Davis as President and Chief Executive Officer of the Company or the voluntary termination of such employment by Ron Davis.

          (i) The failure by the Company to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 50,000,000 Shares by September 1, 1997.

     14. Waiver; Amendment. No change, amendment, modification, termination, waiver or discharge, in whole or in part, of this Note (collectively, an "Amendment") shall be effective unless in writing and signed by the party against whom such Amendment is sought; provided, however, that in the case of an Amendment sought against the holder hereof and the other holders of the Notes, such Amendment shall be effective if in writing and signed by the Representative upon due approval and authorization of such Amendment by the holders of at least two-thirds of the outstanding principal amount of the Notes.

     15. Notice to Payees. Nothing contained in this Note shall be construed as conferring upon the Payee the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the Maturity Date or earlier conversion of this Note, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

          (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, additional shares of capital stock, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or for the purpose of such capital reorganization or reclassification.

     All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by recognized international courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telefax, telex or telegraph and confirmed by a similar mailed writing, if to it at its address listed below or to such other address as the Payee may designate in writing to the Company, and, if to the Company, addressed to the Company at Plastigone Technologies, Inc., 2814 South Street, Forth Meyers, Florida 33916, Attention: Chief Financial Officer or to such other address as the Company may designate in writing to the Payee.

     16. Purchase for Investment.

          (a) Upon the conversion of this Note at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the securities issuable upon exercise hereof and available for delivery a prospectus meeting the requirements of
     Section 10(a)(3) of said Act, the Payee shall represent and warrant in writing to the Company that the Shares to be issued upon conversion are being acquired for investment and not with a view to the distribution thereof and make such other representations and acknowledgments as may be necessary, in the Company's sole discretion, to assure compliance with applicable law. The Company shall not be required to issue any shares of Common Stock unless and until any then applicable requirements of the Securities and Exchange Commission and other regulatory agencies having jurisdiction, and of any exchange and association upon which Common Stock of the Company may be listed, shall have been fully complied with.

          (b) The Company may cause the legend set forth on the face of this Note to be set forth on any share certificate issued or issuable upon conversion of this Note unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

     17. Governing Law. The internal laws of the State of Florida shall govern this Note without regard to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, this Note has been duly executed on the day and year first above written.


                                          Plastigone Technologies Inc.


                                          By:__________________________________
                                                      Name:
                                                      Title:

                                          Payee


                                          By:__________________________________
                                                      Name:
                                                      Title:

                                          Address:_____________________________

                                          _____________________________________

                                CONVERSION NOTICE




Dated:__________________________




To:  Plastigone Technologies Inc.
     2814 South Street
     Fort Myers, Florida 33916
     Attention: Chief Financial Officer

     The undersigned does hereby give notice that it wishes to convert the entire amount of principal and interest outstanding as of the date hereof on the annexed Convertible Secured Promissory Note Due 1999 held by it into shares of Common Stock of Plastigone Technologies Inc. The undersigned represents and warrants that (i) it has complied with all of the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act") to the extent such requirements are applicable to the undersigned; and (ii) it has not engaged in any transaction or series of transactions that, although in technical compliance with all of the requirements of Regulation S, is part of a plan or scheme to evade the registration requirements of the Securities Act. In addition to the foregoing, the undersigned has delivered to the Company, simultaneously with the delivery hereof, a duly executed Purchaser's Certificate.



                                         By: ___________________________________
                                             Name:

                             PURCHASER'S CERTIFICATE

     The  undersigned   (the   "Purchaser")   hereby   certifies  to  Plastigone
Technologies Inc. (the "Company") and to its counsel, that:

     1. The Purchaser acquired _______ Units (the "Units"), each Unit consisting of(i) a $12,500 principal amount Convertible Secured Loan Note Due 1999 of the Company (the "Note"); and (ii) warrants (the "Warrants") to purchase 50,000 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") pursuant to the Unit Purchase Agreement dated as of ______________between the Purchaser and the Company (the "Purchase Agreement").

     2. From the date of the acquisition of the Units through the date which is one year from the date thereof (the "Period"), the Purchaser has been the sole beneficial and record owner of the Units and did not take any short position in the Company's Common Stock.

     3. Each of the representations and warranties of the Purchaser in the Purchase Agreement were true and accurate when made and continue to be true and accurate as of the date hereof.

     4. The Purchaser has held the Units for more one year and has paid the full purchase price with respect to the Units to the Company and it was not at the time of the purchase of the Units, during the Period nor is it currently a "U.S. Person" as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     5. The Purchaser is not an "underwriter" or a "dealer" (as those terms are defined in sections 2(11) and 2(12) of the Act) and is not receiving or will not receive a selling commission, fee or other remuneration in respect of the Notes being converted or in respect of the sale or potential sale of the Common Stock issuable upon conversion of Notes.

     6. The Purchaser is not the issuer or distributor of the shares of Common Stock issuable upon conversion of Notes, or an affiliate of the Company, and is not acting on behalf of any of the foregoing.

     The Purchaser understands that this certificate is being delivered to provide the Company and its counsel with certain information necessary to make a determination of the applicability of the registration requirements of the Securities Act The Purchaser agrees that the Company and its counsel may rely upon the statements contained herein with regard to issuing an opinion of counsel with regard to such requirements.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 19__.




                                                 By:___________________________
                                                       Name:
                                                       Title:

                          Exhibit 4.2 Form of Warrant.

                                                                       Exhibit B
                                                                       ---------

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE RE-OFFERED, RE-SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE OR OTHER SECURITIES LAWS OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. TERMS USED IN THE PRECEDING SENTENCE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


Date of Issuance: February ____, 1997.

Void after 5:00 p.m., Miami Time, on February ______, 2002.

Warrant to Purchase ________________ Shares of Common Stock.

                       WARRANT TO PURCHASE COMMON STOCK OF
                          PLASTIGONE TECHNOLOGIES, INC.

     This is to Certify That, FOR VALUE RECEIVED or registered assigns ("Holder") is entitled to purchase, subject to the provisions of this Warrant, from Plastigone Technologies, Inc., a Florida corporation (the "Company"), during the period commencing on July 17, 1997 and continuing until the Termination Date (as hereinafter defined) (the "Exercise Period"), an aggregate of _______________ shares of common stock, $.01 par value, of the Company (the "Common Stock") at the Exercise Price (as hereinafter defined). The number of shares of Common Stock issuable and the purchase price thereof upon the exercise of this Warrant shall be adjusted from time to time as hereinafter set forth. The shares of Common Stock to be issued upon such exercise are hereinafter sometimes referred to as "Warrant Shares" and the purchase price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

     1. Series of Warrants. This Warrant is one of a series of Warrants (collectively, the "Warrants") issued by the Company pursuant to certain Purchase Agreements by and between the Company and certain purchasers (including the Holder) relating to the purchase by such purchasers of an aggregate of 100 Units of the Company.

     2. Exercise; Exercise Price.

          a. Exercise. This Warrant may be exercised in whole or in part at any time and from time to time during the Exercise Period until 5:00 p.m., Miami Time, on February ____, 2002 (the "Termination Date"), but if the Termination Date is a day on which banking institutions in Miami, Florida are authorized by law to close, then on the next succeeding day which shall not be such a day. Exercise shall be accomplished by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Election to Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, upon exercise the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

          b. Exercise Price. This Warrant may be exercised during the Exercise Period at an exercise price per share equal to (i) the average of the Daily Price (as hereinafter defined) of the Company's Common Stock for the five trading days immediately preceding the date of exercise; (ii) less 40% of such average; provided, however, that in no event shall such Exercise Price be less than $0.10 per share.

     For purposes of this Agreement, the Daily Price of the Common Stock shall be: (i) the closing price of the Company's Common Stock listed on a U.S. national securities exchange or admitted to unlisted trading privileges on such exchange; or (ii) if the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the Daily Price shall be the average of the daily reported high bid and low asked prices reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc. or a similar organization then furnishing such information); or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Daily Price shall be an amount, not less than both the book value and the par value of a share of Common Stock, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     3. Reservation of Shares. The Company hereby agrees that at all times during the Exercise Period there shall be reserved for issuance and delivery upon exercise of this Warrant that number of shares of its Common Stock issuable upon exercise of this Warrant.

     4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows (the "Market Price"):

          a. If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average of the closing bid and asked prices for that day on such exchange; or

          b. If the Common Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the current market value shall be the average of the last reported high bid and low asked prices reported by NASDAQ (or, if not so quoted on NASDAQ, by the National
     Quotation Bureau, Inc. or a similar organization then furnishing such information) on the last business day prior to the date of the exercise of this Warrant; or

          c. If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than both the book value and the par value of a share of Common Stock, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     5. Exchange, Assignment or Loss of Warrant. This Warrant may not be sold, transferred, assigned or hypothecated, other than by will or pursuant to the laws of descent and distribution, without the prior written consent of the Company, which consent shall not be unreasonably withheld. The term "Warrant", as used herein, includes any Warrants issued in substitution for or replacement of this Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or (if mutilated) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant, of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be any time enforceable by anyone.

     6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights as a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     7. Anti-Dilution Provisions.

          a. Computation of Adjusted Price. Subject to the exceptions referred to in Section 7(f) below, in the event that the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuance or sale of Common Stock referred to in Section 7(f) below), including shares of Common Stock held in the Company's treasury, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or less than the Market Price, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (A) the product of (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by (y) the lower of (1) the Exercise Price in effect immediately prior to the issuance or sale or (2) the Market Price per share of Common Stock on the date immediately prior to the issuance or sale of such shares, plus, (B) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation in an amount excess of the Exercise Price in effect immediately prior to such computation, except in the case of readjustments provided for in Section 7(b) below or a combination of outstanding shares of Common Stock provided in Section 7(c) below.

     For the  purposes of any  computation  to be made in  accordance  with this
Section 7(a), the following provisions shall be applicable.

               i. In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price or, if such shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

               ii. In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, or on the exercise of options, rights or warrants or on the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               iii. Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business (Miami time) on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               iv. The reclassification of securities of the Company (other than shares of Common Stock into securities including shares of Common Stock) shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business (Miami time) on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) above.

               v. The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants, and upon the conversion or exchange of convertible or exchangeable securities.

          b. Options, Rights, Warrants and Convertible and Exchangeable Securities. Except in the case of the Company issuing rights to subscribe for shares of Common Stock distributed to all the stockholders of the Company and Holders of Warrants pursuant to Section 7(h), in the event that the Company shall at any time after the date hereof and prior to the exercise or expiration hereof, issue any options, rights or warrants to subscribe for shares of Common Stock (other than the issuance or exercise of options, rights or warrants referred to in Section 7(f) below), (i) for a consideration per share less than (A) the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or (B) the Market Price, or
     (ii) without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of
     Section 7(a) above; provided, however, that:

               i. The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants are issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options, rights or warrants at the time or issuance, plus consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock), if any, received by the Company for such options, rights or warrants, and if no minimum price is provided in such options, rights or warrants, then the consideration shall be equal to zero; provided, however, that upon the expiration or termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (i) (and for the purposes of Section 7(a)(v) above) shall be reduced by such number of shares of Common Stock as to which options, warrants and/or rights shall have expired or terminated unexercised, and such number of shares of Common Stock shall no longer be deemed to be issued and outstanding, and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

               ii. The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (ii) (and for the purpose of Section 7(a)(v) above) shall be reduced by such number of shares of Common Stock as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had adjustment been made on the basis of the issuance only of the shares of Common Stock actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

               iii. If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection 7(b)(i) above, or in the price per share at which the securities referred to in subsection 7(b)(ii) above are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

               iv. When an adjustment has been made in the Exercise Price pursuant to this Section 7(b) in respect of the issuance of any options, rights or warrants to subscribe for shares of Common Stock or the issuance of any securities convertible into or exchangeable for shares of Common Stock, no additional adjustment in the Exercise Price shall be made pursuant to Section 7(a) above upon the issuance of shares of Common Stock upon the exercise of such options, rights or warrants or upon the conversion or exchange of such securities.

          c. Subdivision and Combination. In the event that the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          d. Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          e. Reclassification, Consolidation, Merger, Etc. In the event of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the event of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder shall thereafter have the right to convert into and to purchase the kind and respective number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the shares of Common Stock underlying this Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of this Warrant and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if the Holder had exercised this Warrant.

          f. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

               i. upon the issuance or sale of shares of Common Stock upon the exercise of this Warrant and the conversion of a Note issued concurrently herewith; or

               ii. upon the issuance or sale of shares of Common Stock issuable upon the exercise of the Warrants and the conversion of Notes to be issued concurrently therewith;

               iii. upon (A) the issuance of options pursuant to any employee, executive or director benefit, incentive, stock option or profit sharing plans of the Company which plans are in effect on the initial issuance date of this Warrant or, (B) the sale by the Company of any shares of Common Stock pursuant to the exercise of any such options; or

               iv. upon the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the initial issuance date of this Warrant; or

               v. if the amount of said adjustment shall be less than 1/2 of one cent ($0.005) per share of Common Stock; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1/2 of one cent ($0.005) per Share.

          g. Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the expiration or earlier exercise of this Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of such unexercised Warrant shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same monies, property, assets, rights, evidences or indebtedness, securities or any other thing of value that it would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 7(g).

          h. Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or any affiliate of the Company shall at any time after the date hereof and prior to the expiration or earlier exercise of this Warrant issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Holder of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights on a pro rata basis at the time such rights are distributed to the other stockholders of the Company.

          i. Statement on Warrant. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of this Warrant, the certificates representing this Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated herein.

          j. Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          k. Common Stock Defined. Whenever reference is made in this Section 7 to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     8. Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 7 hereof, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     9. "Call" Option.. In the event that the fair market value of the Company's Common Stock, computed in accordance with the provisions of Section 4 hereof, is at least $0.50 for a period of 60 trading days in any 65 consecutive trading day period, then the Company may, at its option and upon 10-days' written notice to the Payee, redeem any unexercised Warrants hereunder at a price of $0.01 per warrant.

     10. Notice to Warrant Holders. So long as this Warrant shall be outstanding and unexercised, if any of the following events shall occur:

          a. the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          b. the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          c. a dissolution, liquidation or winding-up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

          d. there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, additional shares of capital stock, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding-up, or for the purposes of such capital reorganization or reclassification.

     11. Purchase for Investment.

          a. Upon the exercise of this Warrant at a time when there is not in effect under the Securities Act of 1933 (the "Securities Act") a registration statement relating to the securities issuable upon exercise hereof and available for delivery a prospectus meeting the requirements of
     Section 10(a)(3) of said Act, the Holder shall represent and warrant in writing to the Company that the Warrant Shares to be purchased are being acquired for investment and not with a view to the distribution thereof and make such other representations and acknowledgments as may be necessary, in the Company's sole discretion, to assure compliance with applicable law. No shares shall be deemed purchased upon the exercise of this Warrant nor shall the Company be required to issue any shares unless and until any then applicable requirements of the Securities and Exchange Commission and other regulatory agencies having jurisdiction, and of any exchange and association upon which Common Stock of the Company may be listed, shall have been fully complied with. The Holder, by its acceptance hereof, covenants and agrees that this Warrant and the Shares issued upon exercise hereof are being acquired or will be acquired as an investment and not with a view to the distribution thereof, and that this Warrant and such Warrant Shares may not be sold, assigned, hypothecated or otherwise transferred or delivered, directly or indirectly, in the United States or to, or for the account or benefit of, U.S. Persons except in certain transactions exempt from the registration requirements of the Securities Act and such State or other securities laws or delivery to the Company of an opinion of counsel satisfactory to the Company that registration is not required. Terms used in the preceding sentence have the meanings given to them by Regulation S under the Securities Act.

          b. The Company may cause the legend set forth on the face of this Warrant to be set forth on any certificate issued or issuable upon exercise of this Warrant unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary.

     12. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the local laws of the State of Florida.

                                                   Plastigone Technologies, Inc.



                                                   By:_________________________


Date:_________________________

{SEAL}

Attest:
______________________________

                            ELECTION TO PURCHASE FORM
                            -------------------------


                                         Dated:__________________________, 19__

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $___________ in payment of the actual exercise price thereof. In addition, simultaneously with the delivery of this Election to Purchase Form to the Company, the undersigned has delivered to the Company a duly executed Purchaser's Certificate.


                                        _______________________________________

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------

Name___________________________________________
    (Print typewrite or print in block letters)

Signature______________________________________

Social Security or Employer Identification No._____________

                                 ASSIGNMENT FORM
                                 ---------------

            FOR VALUE RECEIVED,________________________________________________
hereby sells, assigns and transfers unto
Name___________________________________________
    (Print typewrite or print in block letters)

Address________________________________________

Social Security or Employer Identification No._____________


the right to purchase Common Stock represented by this Warrant to the extent of ________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint______________________________________________
attorney to transfer the same on the books of the Company with full power of substitution.

Dated:_____________________________ , 19__

Signature______________________________________

Signature Guarantee:


_______________________________________________

                             PURCHASER'S CERTIFICATE
                             -----------------------

     The  undersigned   (the   "Purchaser")   hereby   certifies  to  Plastigone
Technologies Inc. (the "Company") and to its counsel, that:

     1. The Purchaser acquired _______ Units (the "Units"), each Unit consisting of(i) a $12,500 principal amount Convertible Secured Loan Note Due 1999 of the Company (the "Note"); and (ii) warrants (the "Warrants") to purchase 50,000 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock") pursuant to the Unit Purchase Agreement dated as of_____________________ between the Purchaser and the Company (the "Purchase Agreement").

     2. From the date of the acquisition of the Units through the date which is one year from the date thereof (the "Period"), the Purchaser has been the sole beneficial and record owner of the Units and did not take any short position in the Company's Common Stock.

     3. Each of the representations and warranties of the Purchaser in the Purchase Agreement were true and accurate when made and continue to be true and accurate as of the date hereof.

     4. The Purchaser has held the Units for more one year and has paid the full purchase price with respect to the Units to the Company and it was not at the time of the purchase of the Units, during the Period nor is it currently a "U.S. Person" as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     5. The Purchaser is not an "underwriter" or a "dealer" (as those terms are defined in Sections 2(11) and 2(12) of the Securities Act) and is not receiving or will not receive a selling commission, fee or other remuneration in respect of the Warrants being exercised or in respect of the sale or potential sale of the Common Stock issuable upon exercise of the Warrants.

     6. The Purchaser is not the issuer or distributor of the shares of Common Stock issuable upon exercise of the Warrant, or an affiliate of the Company, and is not acting on behalf of any of the foregoing.

     The Purchaser understands that this certificate is being delivered to provide the Company and its counsel with certain information necessary to make a determination of the applicability of the registration requirements of the Securities Act The Purchaser agrees that the Company and its counsel may rely upon the statements contained herein with regard to issuing an opinion of counsel with regard to such requirements.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 19__.


                                                 By:___________________________
                                                       Name:
                                                       Title:

                              ACCEPTANCE OF WARRANT

     The undersigned hereby accepts this Warrant and agrees to abide by all the terms and conditions hereof. The undersigned further represents and agrees that he or she is accepting this Warrant for his or her own account for investment purposes and not with a view to or for sale in connection with a distribution of the Warrant.

                                              WARRANT HOLDER:


                                              _________________________________
                                              Signature


                                              _________________________________
                                              Print Name

                    Exhibit 99.1 Placement Agent Agreement.

                            PLACEMENT AGENT AGREEMENT

                               Placement of Units




                                                                January 17, 1997



Oakes, Fitzwilliams & Co. Limited
Byron House
7-9 St. James's Street
London SW1A 1EE

Dear Sirs:

     1. Introduction

     Plastigone Technologies Inc., a corporation organized under the laws of the State of Florida (the "Company"), proposes to offer for sale up to 100 units (the "Units"), each Unit consisting of (i) a Convertible Secured Loan Note of the Company in the principal amount of $12,500 (the "Notes") and (ii) warrants (the "Warrants") to purchase 50,000 shares of common stock of the Company, par value $.01 per share (the "Shares") (the Notes, the Warrants and the Shares being collectively referred to as the "Securities")

     The Company will prepare an offering memorandum (the "Offering Memorandum"), describing, among other things, the Securities, and providing material information about the Company and the terms of the offering (including the restrictions on the resale of the Units and the Securities otherwise than in compliance with Regulation S (as hereinafter defined)). The Offering Memorandum will also include: the Company's annual report on Form 10K for the fiscal year ended December 31, 1995 (the "Form 10-K") and all other documents filed by the Company with the Securities and Exchange Commission since the filing of the Company's most recent Form 10K. Copies of the Offering Memorandum and all amendments thereof and supplements thereto will be delivered to you.

     The Company intends to offer and sell the Units to investors who are not "U.S. persons" as defined in Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to purchase agreements (the "Purchase Agreements") to be entered into by the Company and each such investor (a "Purchaser"), in reliance upon and in conformity with an exemption from the registration requirements of the Securities Act pursuant to Regulation S.

     The Company has requested that Oakes Fitzwilliams and Co. Limited ("OFCO") assist the Company as placement agent in the placement of the Units, and you have indicated your willingness to do so, subject to the satisfactory completion of such investigation and inquiry into the Company's business as you deem appropriate under the circumstances and subject to the conditions set forth below.

     2. Appointment of Placement Agent; Placement of Shares

     (a) The Company hereby appoints OFCO (the "Placement Agent") as exclusive Placement Agent in connection with the placement of all of the Units for the period (the "Offering Period") commencing upon delivery to the Placement Agent of copies of the Offering Memorandum and terminating on the Offering Termination Date hereinafter referred to. Subject to the performance in all material respects by the Company of its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of the Company contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to find qualified subscribers for all of the Units. Your agency hereunder, which is coupled with an interest and, therefore, is not terminable by the Company without your permission, shall continue until the close of business (London time) on January 31, 1997, unless the Company elects to extend the Offering Period for an additional period of ninety (90) days or unless you and the Company agree that the Offering Period shall be further extended for such a further additional period as may be agreed by you and the Company, except that, in any event, your agency shall terminate on the date of the initial issuance of the Units to a purchaser other than OFCO or any of its affiliates (the "Closing Date"). The date on which such agency is terminated is hereinafter referred to as the "Offering Termination Date".

     (b) In the event the offering is commenced and no Units shall have been subscribed for prior to the Offering Termination Date, your agency and this Agreement shall terminate without any further obligation on your part or on the part of the Company except as provided in Section 6 hereof and except that the indemnification and contribution provided for in Section 9 hereof shall continue after such termination of this Agreement.

     (c) The Placement Agent shall not, in fulfilling its obligations hereunder, act as underwriter for the Units, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Units; provided, however, that the Placement Agent or its affiliates will purchase 30 Units for its or their own account for $300,000 on or about January 17, 1997 and an additional 5 Units for its or their own account for $50,000 no later than January 24, 1997, in each case prior to the completion of the Offering Memorandum.

     (d) Notwithstanding anything herein to the contrary, the Company shall, not be required to sell Units to any prospective investor if the Company, upon advice of counsel, believes that the prospective investor does not meet the investor suitability requirements set forth in Schedule A annexed hereto or who has not delivered clear funds for the full purchase price of all Units subscribed for.

     3. Representations and Warranties of the Company

     The Company represents and warrants to, and agrees with, the Placement Agent that:

     (a) The Offering Memorandum, as of its date and at the Closing Date, and any amendment thereof and supplement thereto, as of their respective dates and at the Closing Date, will not as of such dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions relating to matters of' non-U.S. law or made in reliance upon, and in conformity with, information furnished in writing to the Company by the Placement Agent expressly for use therein.

     (b) Neither the Company nor any affiliate of the Company nor anyone acting on the behalf of the Company or any such affiliate, other that the Placement Agent, has, directly or indirectly, offered or sold, or attempted to offer, sell or dispose of, any of the Units, or solicited any offer to buy Units from, or otherwise approached or negotiated with respect thereto with, any person.

     (c) The execution, delivery and performance of this Agreement by the Company (including the issuance and sale of the Units) has been duly authorized by all requisite corporate action of the Company, and (ii) will not violate (A) the Certificate of Incorporation or By-laws of the Company or (B) any law applicable to the Company or any of its subsidiaries or any rule, regulation or order of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or (C) any provision of any indenture, mortgage, agreement, contract, or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, or be in conflict with, or result in a breach of or constitute (upon notice of lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other instrument or result in the creation or imposition of an claim, lien, security interest, mortgage, pledge, charge or other encumbrance of any nature whatsoever, upon any of the properties or assets of the Company or any of its subsidiaries (except for such violation or conflict described in (ii) (C) above which would not have a material adverse effect on the Company and its subsidiaries, taken as a whole). Upon execution and delivery by the Company, this Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as rights to indemnity or contribution may be limited under applicable law. The Placement Agent acknowledges that the Company must obtain the approval of its stockholders to an amendment to its Certificate of Incorporation increasing the number of shares of Common Stock authorized for issuance in order for the Company to have available adequate shares of Common Stock if all of the Notes are converted and all of the Warrants are exercised.

     4. Certain Agreements of the Company

     The Company hereby agrees with the Placement Agent that:

     (a) During the Offering Period, neither the Company or any affiliate of the Company nor anyone acting on behalf of the Company of any such affiliate, other than the Placement Agent, shall directly or indirectly, offer or sell, or attempt to offer, sell or dispose of, any of the Units, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Units.

     (b) As soon as practicable after the date hereof,  but not later that three
(3) business days prior to the Closing Date, the Company shall furnish to the Placement Agent as many copies of the Offering Memorandum (and of each revision or amendment thereof or supplement thereto (including all exhibits included therewith) as the Placement Agent may reasonably request.

     (c) If any event shall occur as a result of which it is necessary, in the opinion of the Placement Agent, to amend or supplement the Offering Memorandum in order to correct any untrue statement of a material fact or to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall forthwith prepare and furnish to the Placement Agent a reasonable number of copies of an amendment of or supplement to the Offering Memorandum (in form and substance satisfactory to the Placement Agent), so that, as so amended or supplemented, the Offering Memorandum will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company will not at any time amend or supplement the Offering Memorandum (i) prior to having furnished the Placement Agent with a copy of the proposed form of the amendment or supplement and giving the Placement Agent a reasonable opportunity to review the same or (ii) in a manner to which the Placement Agent or its counsel shall reasonably object.

     (d) The Company shall furnish such information, execute such instruments and take such action, if any, as may be required to effect the placement of the Units under the securities laws of each jurisdiction in which the Units are offered for sale or sold; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

     (e) The Company shall furnish or make available to the Placement Agent or its counsel such additional documents and information regarding the Company and its affairs as the Placement Agent may from time to time reasonably request, including any and all documentation reasonably requested in connection with its due diligence efforts regarding information in the Offering Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement; and all actions taken by the Company to authorize the issuance and sale of the Units shall be reasonably satisfactory in form and substance to the Placement Agent.

     (f) The Company shall, at all times upon reasonable request from the date hereof through the Closing Date, (i) make available to each subscriber or its advisers, or both, prior to acceptance of its subscription, such information (in addition to that contained in the Final Offering Memorandum) concerning the offering, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense, and (ii) provide each subscriber or its advisers, or both, prior to acceptance of its subscription, the opportunity to ask questions of, and receive answers from, the Company with respect to such matters.

     (g) The Company will not at any time issue a press release to announce the offering or placement of the Units (i) without the prior consent of the Placement Agent, (ii) prior to having furnished the Placement Agent with a copy of the proposed form of the press release and giving the Placement Agent a reasonable opportunity to review and comment upon the same or (iii) in a manner to which the Placement Agent or its counsel shall reasonably object.

     (h) The Company shall file with the United States Securities and Exchange Commission (the "SEC") all necessary filings in respect of the issuance and sale of the Units and shall provide to the Placement Agent three (3) copies of all such definitive filings (and any amendments thereof or supplements thereto including in each case exhibits thereto).

     (i) The Company shall use its best efforts to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 50,000,000 Shares.

     (j) The Company shall not issue any shares of Common Stock or any securities convertible or exercisable into Common Stock for a period of 180 days following the Closing Date without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld.

     5. Certain Acknowledgments and Representations of the Placement Agent

     (a) The Placement Agent acknowledges that neither the Units nor the underlying Shares have been, nor will they be, registered with the SEC under the Securities Act and that the Units are being offered and sold in reliance upon an exemption from registration and a "safe harbor" provided by Regulation S.

     (b) The Placement Agent represents and warrants to the Company that the Placement Agent is duly registered under the applicable securities laws of each jurisdiction in which the Placement Agent is required to be so registered for the offer and sale of the Units.

     6. Compensation; Payment of Expenses

     (a) In consideration of the Placement Agent's services in acting as exclusive placement agent for the placement of the Units, the Company hereby agrees to (i) pay to the Placement Agent a fee in an amount equal to 10% of the gross proceeds of the sale of the Units, and (ii) issue to the

Placement Agent under Regulation S warrants to purchase a number of Units equal to 10% of the aggregate number of Units sold under the Purchase Agreements exercisable for three years from the date of the Closing at an initial exercise price per warrant of 120% of the purchase price per Unit under the Purchase Agreements. The warrants will contain the same anti-dilution provisions as are contained in the Warrants. The Placement Agent will receive Units at the per Unit price in lieu of being paid its fee under clause (i) above. The Placement Agent will also be entitled to receive a fee equal to 3% of the exercise price of each Warrant as the same from time to time is exercised.

     (b) Whether or not the transactions contemplated hereby and by the Purchase Agreements shall be consummated, the Company shall pay all costs and expenses in connection with (i) the preparation and reproduction of the Offering Memorandum and the certificates representing the Warrants, and any amendment of or supplements to such documents, (ii) the reproduction of the Purchase Agreements,
(iii) the Company's performance of and compliance with all agreements and conditions contained herein and in the Purchase Agreements, and the certificates representing the Warrants, on its part to be performed or complied with, (iv) all expenses incident to the issuance and delivery of the Units and (v) the fees, disbursements and expenses of the Company's legal counsel and accountants.

     (c) On the Closing Date or within a reasonable time thereafter, the Company shall reimburse the Placement Agent for all of the reasonable out-of-pocket expenses incurred by the Placement Agent not in the normal course of business in connection with the offering, including reasonable fees, disbursements and expenses of the Placement Agent's legal counsel, including in-house legal counsel, up to an aggregate amount, absent further prior approval, of $10,000. If the transactions contemplated by this Agreement are not consummated for any reason, the Company will reimburse the Placement Agent for all of the reasonable out-of-pocket expenses incurred by the Placement Agent not in the normal course of business in connection with the offering, including the reasonable fees, disbursements and expenses of the Placement Agent's legal counsel, including in-house legal counsel, up to an aggregate amount, absent further prior approval, of $5,000. Reimbursement of the expenses of the Placement Agent shall be made by the Company on production of suitable documentation thereof by the Placement Agent.

     7. Conditions of the Placement Agent's Obligation

     The obligation of the Placement Agent hereunder to place the Units is subject to the accuracy of the representation and warranties of the Company herein and in the Purchase Agreements, to the performance by the Company of its obligations hereunder, and to the following further condition:

     (a) All documents incident hereto and to the Purchase Agreements shall be reasonably satisfactory in form and substance to the Placement Agent and its counsel shall have received such information, certificates and documents as they may reasonably request.

     8. Manner of Offers and Sales of the Units

     (a) The offers and sales of the Units are to be effected pursuant to the exemption from the registration requirements of the Securities Act pursuant to Regulation S thereunder. The Company and the Placement Agent have established the following procedures in connection with the offer, sale and resale of the
Units:

          (i) Each offer and sale of the Units shall be made only in an "offshore transaction" (as defined in Regulation S) and to investors who are not "U.S. persons" (as defined in Regulation S);

          (ii) no offer or sale of any of the Units or any interest therein shall be made in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S);

          (iii) no "directed selling efforts" (as defined in Regulation S) in respect of the Units or the Securities shall be made in or directed toward the United States;

          (iv) "offering restrictions" (as defined in Regulation S) in respect of the Units and the Securities shall be implemented;

          (v) Each Note and Warrant and each Share issuable upon conversion or exercise thereof shall bear the following legend:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE RE-OFFERED, RE-SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE OR OTHER SECURITIES LAWS. TERMS USED IN THE PRECEDING SENTENCE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          (vi) each Purchaser of the Units shall be furnished with the Offering Memorandum;

          (vii) no Offering Memorandum (or any revision or amendment thereof or supplement thereto) shall be delivered to any "U.S. person" (as defined in Regulation S);

          (viii) the Company agrees to furnish the Placement Agent with such number of copies of the Offering Memorandum and any revision or amendment thereof or supplement thereto as the Placement Agent may require in connection with the offer and sale of the Units; and

          (ix) each Purchaser of the Units shall be required to execute and deliver a Purchase Agreement which shall contain, among other things restrictions on resale and transfer of the Units and any interest therein otherwise than in compliance with the Securities Act and the rules and regulations of the SEC.

     (b) The Placement Agent hereby represents, warrants and covenants with the Company that the Placement Agent, its affiliates, and any person acting on behalf of, or as agent of, any of the foregoing, shall, whether as principal or agent, (i) comply with the procedures set forth in Section 8(a) hereof, (ii) offer and sell the Units to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (iii) not engage with respect to the Units in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (iv) comply with all "offering restrictions" (as defined in Regulation S) in respect of the Units, (v) not deliver the Offering Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S), (vi) not make any offers or sales of any of the Units or any interest therein in the United Sates or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S), (vii) comply with all laws and regulations of those jurisdictions in which the Units are offered or sold which are applicable to the offer and sale of the Units, (viii) on or prior to the Closing Date, send to each person who is acting on behalf of the Placement Agent a written confirmation or other notice to the effect that such person is subject to the same restrictions on offers and sales that apply to the Placement Agent and (ix) have not and will not offer, sell or solicit offers to sell the Units in the United States by means of any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Securities Act) or in any manner involving a private or public offering within the meaning of Section 4(2) of the Securities Act or which would otherwise cause the safe harbor afforded by Regulation S to be unavailable for offers and sales of the Units pursuant to this Placement Agent Agreement..

     (c) The Company hereby represents, warrants and covenants with the Placement Agent that the Company, its affiliates, and any person acting on behalf of, or as agent of, any of the foregoing, shall, whether as principal or agent, (i) comply with the procedures set forth in Section 8(a) hereof, (ii) offer and sell the Units to the Purchasers only in an "offshore transaction" (as defined in Regulation S), (iii) not engage with respect to the Units in any "directed selling efforts" (as defined in Regulation S) in or directed toward the United States, (iv) comply with all "offering restrictions" (as defined in Regulation S) in respect of the Units, (v) not deliver the Offering Memorandum or any revision or amendment thereof or supplement thereto to any "U.S. person" (as defined in Regulation S), (vi) not make any offers or sales of any of the Units or any interest therein in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) and (vii) not make any sales of any of the Units or any interest therein to any person other than the Purchasers; provided, however, that this representation and warranty does not apply to the Placement Agent or to any broker-dealer participating in the offering, any affiliate of such broker-dealer or any officer, director, employee or agent of such broker-dealer, to the extent such broker-dealer is acting as placement agent for the offering of the Units.

     9. Indemnification and Contribution

     (a) The Company agrees to indemnify and hold harmless the Placement Agent (and each person, if any, who controls the Placement Agent within the meaning of section 15 of the Securities Act and each director of the Placement Agent) from and against any and all losses, claims, damages or liabilities to which the Placement Agent (or such controlling person or director) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon, any breach by the Company (or any person who controls the Company within the meaning of section 15 of the Act, any director of the Company or any agent of the Company, other than the Placement Agent) of any covenants of the Company contained in Section 8 hereof, which breach has caused the exemption from registration provided by Regulation S to become unavailable with respect to the Units, and the Company agrees to reimburse such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the Offering Memorandum or any revision or amendment thereof or supplement thereto and (ii) such indemnity with respect to the Offering Memorandum shall not inure to the benefit of the Placement Agent (or such controlling person or director of the Placement Agent) if the person asserting such loss, claim, damage or liability purchased the Units that are the subject thereof and did not receive a copy of the Final Offering Memorandum at or prior to the confirmation of the sale of such Units to such person.

     (b) The Placement Agent agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of section 15 of the Securities Act and each director of the Company) from and against any and all losses, claims, damages or liabilities to which the Company (or such controlling person or director) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in, the Offering Memorandum or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the Offering Memorandum or any revision or amendment thereof or supplement thereto or arise out of or are based upon any breach by the Placement Agent (or any person who controls the

Placement Agent within the meaning of section 15 of the Securities Act, any director of the Placement Agent, or any agent of the Placement Agent) of any covenant of the Placement Agent contained in Section 8 hereof, which breach has caused the exemption from registration provided by Regulation S to become unavailable with respect to the Units, and the Placement Agent agrees to reimburse such indemnified party for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred. This indemnity agreement will be in addition to any liability that the Placement Agent may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve that indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (not to be unreasonably withheld or delayed), be counsel, to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any such claim, action or proceeding, the indemnifying party shall not be liable for any settlement thereof which is effected without its prior written consent. No indemnifying party shall, without the prior written consent of the indemnified party, agree to the settlement of any such claim, action or proceeding if the effect thereof would be to find the indemnified party has violated the Securities Act, the United States Securities Exchange Act of 1934, as amended, or any state securities or blue sky laws.

     (d) If recovery is not available under the foregoing indemnification provisions of this Section 9 for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution toward the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection
(a) or (b) above, except that no person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Units, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstances. The amount paid by an indemnified party as a result of losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d).

     The obligations of the Company and the Placement Agent under this Section 9 shall survive any termination of this Agreement, in whole or in part.

     10. Termination of this Agreement

     (a) In the event the Company does not perform any material obligation under this Agreement on its part to be performed or any representation and warranty of the Company hereunder is incomplete or inaccurate, in any material respect, this Agreement and all of the Placement Agent's obligations hereunder may be immediately canceled by the Placement Agent by notice thereof to the Company. Any such cancellation shall be without liability of any party to any other party except that the provisions of Sections 6 and 9 hereof shall survive any such cancellation.

     (b) In the event that the Placement Agent does not perform any material obligation under this Agreement on its part to be performed or any representation or warranty of the Placement Agent hereunder is incomplete or inaccurate in any material respect, this Agreement and all of the Company's obligations hereunder may be immediately canceled by the Company by notice thereof to the Placement Agent. Any such cancellation shall be without liability of any party to any other party except that the provisions of Section 6 and 9 hereof shall survive any such cancellation.

     11. Representations, Warranties and Agreements to Survive Delivery

     All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or the Placement Agent submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or any controlling person, director or officer of the Placement Agent or by or on behalf of the Company or any controlling person, director or officer of the Company, and shall survive delivery of the Units to the Purchasers.

     12. Notices

     All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by recognized international courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telefax, telex or telegraph and confirmed by a similar mailed writing, if to the Placement Agent, addressed to the Placement Agent, C/O Oakes, Fitzwilliams & Co, Limited, at Byron House, 7-9 St. James's Street, London SW1A 1EE, England, or to such other address as the Placement Agent may designate in writing to the Company, and, if to the Company, addressed to the Company at Plastigone Technologies, Inc., 2814 South Street, Forth Meyers, Florida 33916, Attention: Chief Financial Officer or to such other address as the Company may designate in writing to the Placement Agent.

     13. Parties

     This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the-preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and for the benefit of no other person. No Purchaser of Units from the Company shall be deemed to be a successor by reason merely of such purchase.

     14. Miscellaneous

     This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

     15. Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflict of laws provisions thereof.

     If the foregoing is in accordance with your understanding, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.

                                                Very truly yours,

                                                PLASTIGONE TECHNOLOGIES, INC.


                                                By:____________________________

                                                Name:__________________________

                                                Title:_________________________

The foregoing  Placement Agent
Agreement is hereby  confirmed
and accepted as of the date
first above written:


OAKES, FITZWILLIAMS & CO. LIMITED

By:______________________________

Name:____________________________

Title:___________________________

          Exhibit 99.2 Form of Offshore Securities Purchase Agreement.

                             UNIT PURCHASE AGREEMENT

                          PLASTIGONE TECHNOLOGIES, INC.

NEITHER THE UNITS PURCHASED HEREBY NOR ANY INTERESTS THEREIN HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE RE-OFFERED, RE-SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE OR OTHER SECURITIES LAWS OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. TERMS USED IN THE PRECEDING SENTENCE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Dated: February ____, 1997

Units Purchased: _______ Units

Purchase Price: $_________________.


Plastigone Technologies Inc.                 Oakes, Fitzwilliams & Co. Limited
2914 South Street                            Byron House
Fort Myers, Florida 33916                    7-9 St. James' Street
                                             London
                                             England SW1A 1EE
Ladies and Gentlemen:

     This letter relates to the private placement in the United Kingdom of units (the "Units") of Plastigone Technologies Inc., a United States corporation organized under the laws of the State of Florida (the "Company").

     The undersigned hereby subscribes for ________ Units at a purchase price of $10,000 per Unit, each of which consists of (i) a $12,500 principal amount Convertible Secured Loan Note Due 1999 of the Company (the "Note"), the form of which is attached hereto as Exhibit A, and (ii) warrants (the "Warrants") to purchase 50,000 shares of common stock, $0.01 par value per share, of the Company, the form of which is attached hereto as Exhibit B. The term "Shares" as used in this Purchase Agreement refers to the shares of Common Stock of the Company issuable upon conversion of the Note and exercise of the Warrants contained in the Units.

     In connection therewith, the undersigned subscriber hereby confirms as follows:

          1. Investor Qualification. The undersigned (i) is not a "U.S. Person" as such term is defined in Regulation S under the Securities Act, a copy of which definition is annexed hereto as Exhibit C; (ii) it is purchasing the Units for its own account and (iii) is not acquiring the Units, the Note, the Warrants or the underlying Shares with a view to any public resale or distribution thereof in the United States or in any other jurisdiction in which such public resale or distribution is prohibited by applicable laws or regulations.

          2. No Registration under U.S. Securities Act. The undersigned understands and acknowledges that neither the Units, the Note, the Warrants nor the underlying Shares have been registered under the Securities Act, the securities laws of any State or other political subdivision of the United States and are being offered and sold pursuant to Regulation S based in part upon the representations of the undersigned contained herein.

          3. Acceptance by the Company. The undersigned understands that the Company reserves the right to reject this subscription, in whole or in part, and that no subscription will be binding unless and until accepted by the Company and, when accepted by the Company, this subscription shall be irrevocable and the undersigned will become obligated to purchase, all of the Units subscribed for as indicated on the signature page attached hereto, subject to the terms hereof.

          4. Payment of Purchase Price. Simultaneously with the execution and delivery of this Purchase Agreement by the undersigned, the undersigned has wired the total purchase price for the Units purchased hereunder to the Company's account at Barnett Bank, N.A., Fort Myers, Florida, ABA Number 067 007 130 for the account of Plastigone Technologies, Inc., Account Number 66 10 23 75 16.

          5. Taxes. The undersigned understands that the Company does not assume any responsibility for the tax consequences of the undersigned's investment in the Company.

          Further, the undersigned subscriber represents, warrants, acknowledges and agrees that:

          6. Authorization. If a natural person, such undersigned is 21 years of age or over; if a corporation, trust, limited liability company, partnership, unincorporated association or other entity, it is authorized, empowered and qualified to execute and deliver this Purchase Agreement and to perform the obligations of the undersigned hereunder and to purchase and hold the Units; this Purchase Agreement is a legally binding obligation of the undersigned enforceable in accordance with its terms. The execution and delivery of this Purchase Agreement by the undersigned do not, and the performance of its obligations hereunder will not, violate or conflict with any provision of its documents of formation and management. All corporate action on the part of the undersigned required for the authorization, execution and delivery of this

     Purchase Agreement and the performance of its obligations hereunder have been taken.

          7. Offshore Transaction. This Purchase Agreement has been executed by the undersigned outside the "United States" (as defined in Rule 902(p) of Regulation S). The undersigned is acquiring the Units in an "offshore transaction" (as defined in Rule 902(i) of Regulation S). The Units were not offered to the undersigned in the United States and at the time of execution of this Purchase Agreement and the time of any offer to the undersigned to purchase the Units hereunder, the undersigned was physically outside of the United States.

          8. Economic Risk. The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Units and an investment in the Company. The undersigned has such experience in business and financial matters that it is capable of evaluating the risks of its investment and determining the suitability of its investment. The undersigned has received and has carefully read this Purchase Agreement and has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Units and has not relied on the Company or its officers, directors, affiliates or professional advisors for advice as to such consequences.

          9. Independent Investigation; Advertisements. The undersigned, in offering to purchase the Units hereunder, has relied solely upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company and all material contracts and documents of the Company. In making its investment decision to purchase the Units, the undersigned is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Purchase Agreement, or on any information other than contained in the Company's public filings required under the U.S. securities laws. The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

          10. Investment for Own Account. Except as otherwise indicated herein, the undersigned is the sole party in interest as to its investment in the Company, and it is acquiring the Units as principal solely for investment for its own account and has no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Units subscribed for to any other person.

          11. Holding Period. The undersigned covenants that it will not re-offer, resell, pledge, hypothecate or otherwise transfer or deliver, directly or indirectly, in the United States or to, or for the account or benefit of, a U.S. Person, any of the Units or any interest therein for a period of one year from the date hereof (the "Holding Period"). The undersigned acknowledges and understands that the aforementioned covenant is a material inducement for the Company to accept the undersigned's subscription hereunder.

          12. No Government Recommendation or Approval. The undersigned understands that no United States federal or state agency or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the Units.

          13. No Sale in Violation of the Securities Laws. The undersigned covenants that it will not knowingly make any sale, transfer or other disposition of the Units or any interest therein in violation of the Securities Act (including Regulation S), the U.S. Securities Exchange Act of 1934, or the rules and regulations of the Securities and Exchange Commission promulgated under either of the foregoing.

          14. Legends. The undersigned understands and agrees that the Note and the Warrants and any underlying Shares issued prior to the expiration of the Holding Period will bear a legend substantially in the following form, and that such legend shall not be removed until expiration of the Holding
     Period:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND PRIOR TO JANUARY 17, 1998, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DELIVERED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT IN CERTAIN TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE OR OTHER SECURITIES LAWS OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED. TERMS USED IN THE PRECEDING SENTENCE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          Upon the expiration of the Holding Period, the Company will, at the request of the undersigned, reissue the Note and Warrants (if outstanding) without the above legend and will advise its transfer agent to remove such legend from share certificates issued or issuable upon conversion of the Note and exercise of the Warrants.

          15. Further Restrictions on Transfer. The undersigned understands that the Company shall not register any transfer of the Units (or Shares issued upon the conversion of the Note or exercise of the Warrants) not made in accordance with the provisions of Regulation S or other applicable registration or exemption under the Securities Act and shall not treat as the owner of such securities, or otherwise accord voting, dividend or interest rights to, any transferee to whom such securities have been transferred in contravention of this Purchase Agreement. The undersigned further understands that stop transfer instructions have been or will be provided to the Company's transfer agent to be placed on such transfer agent's books, records or other documents evidencing the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof and the provisions of Regulation S promulgated under the Securities Act.

          16. Confidentiality. The undersigned agrees to hold this Purchase Agreement in confidence, it being understood that such documents are strictly for its use and may not be redistributed or duplicated.

          17. Survival of Representations and Warranties. The undersigned understands that the sale of the Units will be based upon its representations and warranties set forth in this Purchase Agreement and it agrees to indemnify and hold harmless the Company, and each officer, director, stockholder, control person or employee thereof, and their respective successors and assigns, from and against any and all loss, damage, liability or expense, including costs and attorneys' fees, which they may sustain or incur by reason of, or in connection with, any actual or alleged misrepresentation or misstatement of facts or omission to state facts made or alleged to have been made by the undersigned to the Company, or omitted or alleged to have been omitted by the undersigned in connection with the offering or sale of the Units, including, without limitation, any such misrepresentation, misstatement or omission contained in this Purchase Agreement or in any other document submitted by the undersigned, and any breach by the undersigned of any representations, warranties, covenants or agreements set forth in this Purchase Agreement. All representations, warranties, agreements and covenants and the indemnification contained in this Purchase Agreement shall survive the acceptance of this subscription and the issuance of the Units purchased hereunder.

          18. Assignment. The undersigned understands that neither this Purchase Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned without the consent of the Company which consent may be withheld or delayed for any reason within the sole discretion of the Company.

          19. Governing Law. The undersigned understands that this Purchase Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of Florida without regard to principles of choice of law or conflict of laws.

     The undersigned, by executing this signature page, hereby swears to, adopts and agrees to all terms, conditions, representations, warranties and covenants contained in the Purchase Agreement of which this signature page is a part.

     Number  of  Units  subscribed  for:________________.   Subscription  Amount
$________________.

     EXECUTED by the undersigned on this ______ day of _________, 1997.

Signature of Subscriber:__________________________________________

If an entity:    By:______________________  Title:______________________


Address:_______________________________________________________________________

Mailing Address,  if different:________________________________________________
                               ________________________________________________


____________________________________________
Tax Identification or Social Security Number


SUBSCRIPTION ACCEPTED:

Plastigone Technologies Inc.



____________________________________________
   Name:

   Title:___________________________________

Date:_________________________, 1997

                                                                      Exhibit C
                                                                      ---------

The definition of "U.S. person" includes:

     (i)       any  natural  person   resident  in  the  United   States;
     (ii) any partnernship or corporation organized or incorporated under the laws of the United States;
     (iii)     any estate of which any executor or administator is a U.S.
               person;
     (iv)      any trust of which any trustee is a U.S.  person;
     (v)       any agency or branch of a foreign entity located in the United
               States;
     (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
     (vii) any discretionary account or similar account(other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and
     (viii)    any  partnership or corporation if:

          (A)  organized  or   incorporated   under  the  laws  of  any  foreign
               jurisdiction; and
          (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rules 501(a) under the 1933 Act) who are not natural persons, estates or trusts.

          Additionally,

               (1) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States shall not be deemed a "U.S. person."

               (2) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                    (i) an executor or  administrator of the estate who is not a
               U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law.

               (3) Any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

               (4) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

               (5) Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                    (i) the agency or branch operates for valid business reasons; and

                    (ii) the agency or branch is engaged in the  business of
                         insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

               (6) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

               ("United  States"  means  the  United  States  of  America,   its
          territories and possessions, any State of the United States, and the District of Columbia.)

                    Exhibit 99.3 Form of Security Agreement.

                               SECURITY AGREEMENT


Debtor (name and address): Plastigone Technologies, Inc.
                           2814 South Street
                           Fort Myers, Florida 33916


Secured Party:             Oakes, Fitzwilliams & Co. Limited, as Representative
                           Byron House
                           7-9 St. James's Street
                           London SW1A 1EE
                           England


Collateral:                The machinery, equipment, furniture and fixtures set
                           forth the 1996 appraisal of Plastigone Technologies, Inc. annexed hereto as Schedule 1.

     Whereas, pursuant to the terms and conditions of certain Convertible Secured Promissory Notes (collectively, the "Notes") executed by Plastigone Technologies, Inc., a United States corporation organized under the laws of the State of Florida (the "Company"), in favor of the payees listed on Schedule 2 hereto (as the same may be hereafter amended from time to time) (the "Payees"), the Company, as security for the full and timely payment, observance and performance when due of its obligations under the Notes promised to grant to Oakes, Fitzwilliams & Co. Limited (the "Representative"), the duly appointed representative of the Payees, a continuing security interest in all of the Company's machinery, equipment, furniture and fixtures as set forth in the Company's 1996 appraisal, a copy which is annexed hereto as Schedule 1 (the "Collateral"),

     Now, therefore, in consideration of the execution and delivery of the Notes by the Payees and for other valuable consideration, the existence, receipt and sufficiency of which hereby are acknowledged by the Company, the Company hereby agrees that the Representative shall have the rights, remedies and benefits as follows:

     1. Grant of Security Interest. As collateral security for the full and timely payment, observance and performance when due of all of the Company's obligations under the Notes (the "Obligations"), the Company hereby grants to the Representative a security interest in the Collateral.

     2.  Warranties  and  Representations.   The  Company  hereby  warrants  and
represents to the Representative as follows:

          (a) Except as otherwise provided in Schedule 3 hereto, the Company has title to the Collateral free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, prepayments, defenses and conditions precedent;

          (b) Except as provided in Schedule 3 hereto, no financing statement covering any of the Collateral is on file in any public office other than those: (i) which reflect the security interest created by this Agreement, or (ii) to which the Representative has specifically consented in writing;

          (c) neither the Company's Certificate of Incorporation nor its By-laws prohibit any term or condition of this Agreement; and

          (d) the execution and delivery of this Agreement will not violate any law or agreement governing the Company or to which the Company is a party.

     3. Covenants of the Company. Unless and until the Represent ative consents in writing to another course of action, the Company covenants and agrees as follows:

          (a) the Representative will also have a security interest in all other property, rights or interests of any description at any time acquired, issued or issuable with respect to, in addition to or substitution or change for the Collateral;

          (b) the Company will from time to time execute financing statements and other documents in form satisfactory to the Representative (and pay the cost of filing or recording them in whatever public offices the Representative reasonably deems necessary) and perform such other acts as the Representative may request to perfect and maintain a valid security interest in the Collateral;

          (c) the Company will not sell or assign any of the Collateral and will keep it free of liens, security interests and adverse claims other than the security interests contemplated hereby and will promptly notify the Representative of any Event of Default, as defined below;

          (d) the Company will defend the Collateral against the claims and demands of all persons, and will pay promptly all taxes and assessments with respect to the Collateral; and

          (e) the Company shall use its best efforts to satisfy and release, by March 15, 1997, all existing liens against the Collateral listed on
     Schedule 3 hereto.

     4. Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

          (a) The court ordered appointment of a receiver, liquidator or trustee of the Company or of any of its property; or the court ordered sequestration of any property of Payor; or the filing of a petition against the Company under any bankruptcy, reorganization or insolvency law, which petition is not dismissed or otherwise terminated within 60 days of filing; or the Company's consent to the appointment of a receiver, trustee or liquidator for all or any part of its property.

          (b) The filing by the Company of a petition in bankruptcy or its request for reorganization under any provision of any bankruptcy, reorganization or insolvency law or the Company's consent to the filing of any petition against it under any such law.

          (c) The Company's failure to make any principal payment within 10 business days of the due date thereof.

          (d) The liquidation or dissolution of the Company, the adoption of a plan of liquidation by the Company or the cessation of the Company's business.

          (e) The assignment by the Company of all or a substantial portion of its property for the benefit of its creditors, or the Company's admission, in writing, of its inability to pay its debts generally when they become due.

          (f) The levy, seizure, garnishment or attachment of any material property of the Company for the benefit of any of its creditors or the foreclosure of any such property by any party having a security interest therein.

          (g) The Company's default in the due observance or performance of any material covenant, condition or agreement required to be observed or performed by the Company pursuant to the terms of (i) the Notes; or (ii) any loan agreement or other document evidencing indebtedness of the Company to a bank or other financial institution, and the continuance of any such default beyond any grace period provided for in any such Note, agreement or other document and after the receipt by the Company of any notice provided for in any such Note, agreement or other document.

          (h) The termination without cause by the Company of the employment of Ron Davis as President and Chief Executive Officer of the Company or the voluntary termination of such employment by Ron Davis.

          (i) The failure by the Company to obtain stockholder approval of an amendment to the Company's Certificate of Incorporation to increase its authorized shares of Common Stock to 50,000,000 Shares by September 1, 1997.

     5. Remedies. Upon the occurrence of any Event of Default and at any time thereafter the Representative shall have, in addition to all other rights and remedies, the remedies of a secured party under the Uniform Commercial Code (the "UCC") as then in effect in Florida, regardless of whether the UCC applies to the security transactions covered by this Agreement, including without limitation the right to accelerate the maturity of the Obligations, without notice or demand, and to take possession of the Collateral and any proceeds thereof wherever located. The Company shall make the Collateral available to the Representative at a place to be designated by the Representative that is reasonably convenient for both parties. If notice is required, the Representative shall give to the Company at least five days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made.

     6. Waiver; Amendment. No change, amendment, modification, termination, waiver or discharge, in whole or in part, of this Agreement (collectively, an "Amendment") shall be effective unless in writing and signed by the party against whom such Amendment is sought; provided, however, that in the case of an Amendment sought against the Representative hereof and the Payees of the Notes, such Amendment shall be effective if in writing and signed by the Representative upon due approval and authorization of such Amendment by the holders of at least two-thirds of the outstanding principal amount of the Notes, except in the event of an amendment to Schedule 2 hereof, which the Company and the Representative may, by written consent, amend as necessary.

     7. Notice to Payees. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by recognized international courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telefax, telex or telegraph and confirmed by a similar mailed writing to the relevant party at the address listed on the first page hereof or to such other address as the parties may designate in writing.

     8. General: All of the rights of the Representative under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All Obligations of the Company hereunder shall be binding upon the successors and assigns of the Company.

     9. Choice of Law; Consent to Jurisdiction. This Agreement and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Florida for contracts to be entered into and performed wholly within Florida.

          (a) Each party hereto (i) irrevocably and unconditionally consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought only in the courts of the States of Florida or federal courts sitting in the State of Florida, and
     (ii) by execution and delivery of this Agreement, irrevocably and unconditionally submits to and accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, and irrevocably and unconditionally waives any and all rights such party may have to object to such jurisdiction.

          (b) Each party hereto hereby  irrevocably and  unconditionally  agrees
     (i) to the extent such party is not otherwise subject to service of process in the State of Florida to appoint and maintain an agent in the State of Florida as such party's agent for acceptance of legal process; and (ii) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the united states postal service constituting evidence of valid service, and that service made pursuant to (i) or (ii) above shall have the same legal force and effect as if served upon such party personally within the State of Florida, as the case may be. For purposes of implementing the agreement of each party who is not otherwise subject to service of process in the State of Florida to appoint and maintain an agent for service of process in the State of Florida, each such party does hereby appoint the following persons, which appointment shall be kept in full force and effect from and after the closing for so long as such party or one of its affiliates is a party hereto: (1)William E.Clegg,III and (2) ___________________________________.


     10. Release of Security Interest. Immediately upon the full satisfaction of all of the Obligations or termination of such Obligations upon conversion of the Notes as provided for therein, the Representative will take such actions as the Company reasonably requests to effect a complete release of the security of the Collateral under this Agreement.

     11. Interpretation. The parties acknowledge and agree that each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to their revision; the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of it; and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement

Dated: February ___, 1997

                                   Debtor:

                                               Plastigone Technologies, Inc.



                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                   Secured Party:

                                               Oakes, Fitzwilliams & Co. Limited

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                                                   Page: 1 of 3


Debtor:            Plastigone Technologies, Inc.
                   2814 South Street
                   Fort Myers, Florida 33916


Secured Party:     Oakes, Fitzwilliams & Co. Limited
                   Byron House
                   7-9 St. James's Street
                   London SW1A 1EE
                   England


                                  SCHEDULE "A"
                                       TO
                                   FORM UCC-1
                               FINANCING STATEMENT


Item 6. This FINANCING STATEMENT covers the following types or items of property:

     Any and all machinery, equipment, furniture and fixtures set forth the 1996 appraisal of Plastigone Technologies, Inc. annexed hereto as Schedule 1, together with the products and proceeds thereof and insurance thereon, all payments and other distributions with respect thereto and any and all renewals, substitutions, modifications and extensions of any and all of the foregoing, in each case arising from or with respect to all or any part of the foregoing, in each case whether now existing or hereafter acquired or created, whether owned beneficially or of record and whether owned individually, jointly or otherwise.

                                                Schedule 2 to Security Agreement



                          PLASTIGONE TECHNOLOGIES, INC.
                          -----------------------------

                             Machinery and Equipment
                             as of October 30, 1996
                             ----------------------




Quantity                                Description
--------                                -----------
1                           Main production line, with:
                            -  Rail car unloading system for resin;
                            -  3 - Corrugated galvanized steel raw material
                               silos;
                            -  1 - Ingersoll-Rand 15 HP air compressor unit;
                            -  1 - Ingersoll-Rand 10 HP air compressor unit
                                 (under repair);
                            -  1 - Ingersoll-Rand DXR refrigerated air
                               dryer;
                            -  1 - Raw material transfer system with
                               2 - 5 HP and 1 - 10 HP vacuum pumps;
                            -  1 Una-Dyn floor filter, 20" size, Serial
                               # FF2092241;
                            -  1 - Davis-Standard 3.5" extruder, Model
                               DS35, Serial # M7195, Date 7/20/92;
                            -  1 - NRM 6" extruder, Model 6" PRM, Serial
                               # 16063;
                            - 2 - Process blenders; - 2 - Multi-hopper blenders;
                            - 1 - Closed loop chilled water system with
                               2 - Carrier compressors, Model B275-160A,
                               with independent fan coil units;
                            -  1 - Hydraulic screen changer;
                            -  1 - 92" casting machine;
                            - 1 - NRM product winder, 90" dual horizontal oscillating turret type, Date 7/70, Serial
                               # 13669;
                            - 1 -  Automatic  scrap  recycle  unit;  - 1 -  Beta
                            scanner   for   product   control;   -  1  -  Custom
                            table/elevator;    and   including   all   supports,
                            catwalks,   piping,  wiring,  controls  and  weather
                            enclosures in yard.

Quantity                                Description
--------                                -----------
1                           Lot testing equipment including:
                            Mettler electronic balance, drop ball tester, light transmission and reflectivity tester, 2 - Q-Panel QUV accelerated weather tester, Model QUV, Serial # 89-5240-38, xxx.

1                           Lot  general  plant  equipment   including  benches,
                            tables, racks, scales, shrink wrapper, lathe, etc.

1 Lot spare rollers including 7 - silicon rollers, 4 - stainless steel rollers, 4 - embossing rollers.

1 Lot office furniture and equipment including desks, chairs, conference table, cabinets, photocopier, typewriter, fax machine, computer network with American Megatrend 386-30 CPU server for 6 stations, etc.